EBook Settlement	12 Months Ended
Apr. 28, 2018
EBook Settlement
21.	EBook Settlement

The Company provided credits to eligible customers resulting from the settlement reached with Apple Inc. (Apple) in an antitrust lawsuit filed by various State Attorneys General and private class plaintiffs regarding the price of digital books. The Company’s customers were entitled to $95,707 in total credits as a result of the settlement, which was funded by Apple. If a customer’s credit was not used to make a purchase by June 24, 2017, the entire credit would have expired. The program concluded on July 1, 2017, through which date the Company’s customers had activated $60,397 in credits, of which $56,472 were redeemed. No balances were due from the Apple settlement fund as of April 28, 2018 related to this portion of the program.

On September 7, 2017, the court approved redistribution of remaining funds from the Apple settlement. Customers who redeemed some or all of their credits from the first distribution that concluded on July 1, 2017 were eligible to receive additional credits in October 2017. The Company’s customers were entitled to $14,815 in total credits as a result of the redistribution, which were funded by Apple. This program concluded on April 20, 2018, through which date the Company’s customers had activated $10,851 in credits, of which $10,249 were redeemed. Total receivables from the Apple settlement fund were $452 and $2,478 as of April 28, 2018 and April 29, 2017, respectively.